Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April

(the “Fund”)

Supplement to the Fund’s Prospectus and Summary Prospectus

Dated April 1, 2021

April 12, 2021

Notwithstanding anything to the contrary in the Fund’s prospectus and summary prospectus, the hypothetical table containing examples designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, based upon the performance of the Underlying ETF, is replaced in its entirety as follows:

Underlying ETF Performance	(100)%	(50)%	(20)%	(10)%	(5)%	0%	5%	10%	15%	20%	50%	100%
Fund Performance	(91)%	(41)%	(11)%	(1)%	0%	0%	10%	10.20%*	10.20%*	10.20%*	10.20%*	10.20%*

* The Cap is set on the first day of the Outcome Period and is 10.20% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account, the Cap is 9.41%. The Fund’s annual management fee of 0.79% of the Fund’s average daily net assets, any shareholder transaction fees and any extraordinary expenses incurred by the Fund will have the effect of reducing the Buffer and Cap amounts for Fund shareholders.

Please Keep This Supplement With Your Prospectus For Future Reference